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                                                                   Exhibit 10.35

COMMERCIAL DEMAND NOTE
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
-------------------  -------------------  ------------------  ------------------
Amount               City, State          Date                Debtor Name

$750,000             Dayton, Ohio         July 2, 1998        UES, Inc.
-------------------  -------------------  ------------------  ------------------

 Term: Demand on December 31, 1998, unless extended, in writing, by mutual agreement.

 ON DEMAND, for value received, the undersigned ("Debtor") promises to pay to the order of PARAVANT COMPUTER SYSTEMS INC. which has its principal place of business in MELBOURNE, FLORIDA. $750,000.00 Dollars in lawful money of the United States, together with interest payable commencing on July 2, 1998, and monthly thereafter and on demand. Prior to demand, principal and any overdue interest shall bear interest computed daily (on the basis of a 360-day year and actual days elapsed) at a rate which is 7 percent per annum.

 If Debtor fails to pay any amount due hereunder, or any fee in connection herewith, in full within ten (10) days after its due date or the date of demand therefore, whichever is applicable, Debtor, in each case will incur and shall pay a late fee equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount. The payment of a late charge will not impair any holder's right to demand repayment of this note.

 Except as otherwise agreed in writing, payments will be applied first to accrued but unpaid interest and fees, in that order, on an invoice by invoice basis in the order of their respective due dates, until paid in full, then to late charges and then to principal.

 If this note is not paid in full on demand, the interest rate otherwise in effect hereunder shall be increased by three percent (3%) annum, provided that in no event shall the principal of and interest on this note bear interest after demand at a rate less than the interest rate actually in effect hereunder immediately after demand.

 Debtor and the undersigned guarantors, if any, hereby authorize Paravant Computer Systems Inc. to share all credit and financial information relating to Debtor and the undersigned guarantors, if any, with any subsidiary or affiliate company of Paravant Computer Systems Inc. or Paravant Computer Systems Inc.'s parent company.

 In no event shall the interest rate in effect on this note exceed the maximum rate permissible under the law governing this note.

 If debtor consists of more than one Person, Debtor shall be jointly and severally liable on this note.

 Any holder's delay or omission in the exercise of any right under this note shall not operate as a waiver of that right or of any other right under this note.

 If any provision of this note is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable provision were not contained herein.

 During the term of this note and until the obligation is satisfied in full, UES, Inc. grants and Paravant Computer Systems Inc. shall retain as collateral, UES, Inc. shares of Paravant Computer Systems Inc. in the amount of approximately 1,448,775 common shares. UES, Inc.'s certificate for the aforementioned shares shall be retained in the possession of Paravant Computer Systems Inc. pending satisfaction in full of this note.

 This note and the Related Writings set forth the entire agreement between the parties regarding the transactions contemplated hereby, and supersede all prior agreements, commitments, discussions, representations and understandings, whether written or oral, and any and all contemporaneous oral agreements, commitments, discussions, representation, and understandings between the parties relating to the subject matter hereof.

 No amendment, modification, or supplement to this note or Related Writings shall be binding unless executed in writing by all parties thereto, and this provision shall not be subject to waiver by any party and shall be strictly enforced.


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 This note shall be governed by the law of the state in which Paravant Computer
 Systems Inc. has its principal place of business.

 Debtor and the undersigned guarantors, if any jointly and severally authorize any attorney-at-law to appear in any state or federal court of record in the United States after demand; to waive the issuance and service of process; to confess judgment against Debtor and/or any undersigned guarantor in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit; and to release all errors and waive all rights of appeal and stay of execution. If any judgment against Debtor and/or any undersigned guarantor is vacated for any reason, this warrant of attorney may be used to obtain additional judgments.

                                              UES. Inc.

                                              By:  s/Krishan K. Joshi
                                                   ----------------------
                                                   Krishan K. Joshi, Chairman


 FOR VALUE RECEIVED, each undersigned guarantor (a) consents to the provision of the note, including, without limitation, the warrant of attorney; (b) Guarantees, absolutely and unconditionally, and jointly and severally with other undersigned guarantors, if any, the prompt payment in full of the note (and any extensions thereof in whole or in part) when due and whether or not the holder of the note shall resort or shall have resorted to any other Obligor or to security, if any; (c) waives presentment, demand for payment, notice of dishonor and every other find of notice to which the undersigned guarantor might be entitled but for this waiver; and (d) waives any and all claims, rights or remedies the undersigned guarantor may now have or hereafter acquire against Debtor that arises from the undersigned guarantor's performance hereunder or is in any way related hereto, including without limitation, subrogation, reimbursement, contribution or indemnification, whether direct or indirect or arising by contract, law, equity or otherwise; and (e) agrees that the liability of the undersigned guarantor(s) shall not be affected by any act, omission or course of dealing on the part of the holder including, without limitation, any extension of time, any release or exchange of security (irrespective of the consideration, if any, received therefore) or any other indulgence granted to any Obligor, in each case whether with nor without notice to the undersigned guarantor(s).

                                            By:  s/Krishan K. Joshi
                                                 ----------------------
                                                 Krishan K. Joshi, Individually


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